Exhibit 10.115

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of December 19, 2008 by and between MIDCAP FUNDING I, LLC ("Agent") and PEREGRINE PHARMACEUTICALS, INC. ("Grantor").

RECITALS

A.           The Lenders have agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Agent, the Lenders, Avid BioServices, Inc. and Grantor dated the Effective Date (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement).  The Lenders are willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Agent, for the ratable benefit of the Lenders, a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor under the Loan Agreement.

B.           Pursuant to the terms of the Loan Agreement, Grantor has granted to Agent, for the ratable benefit of the Lenders, a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement, Grantor grants and pledges to Agent, for the ratable benefit of the Lenders, a security interest in all of Grantor's right, title and interest in, to and under its intellectual property (all of which shall collectively be called the "Intellectual Property Collateral"), including, without limitation, the following:

(a)           Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

(b)           Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c)           Any and all design rights that may be available to Grantor now or hereafter existing, created, acquired or held;

(d)           All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

(e)           Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks");

(f)           All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the  “Mask Works”);

(g)           Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h)           All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i)           All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j)           All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

This security interest is granted in conjunction with the security interest granted to Agent, for the ratable benefit of the Lenders, under the Loan Agreement.  The rights and remedies of Agent with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Agent as a matter of law or equity.  Each right, power and remedy of Agent provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Agent of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Agent, of any or all other rights, powers or remedies.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:
Address of Grantor:	PEREGRINE PHARMACEUTICALS, INC.

14282 Franklin Avenue	By: /s/ Steven King
Tustin, California 92780 Attn: Paul Lytle	Title: President and CEO

AGENT:
Address of Agent:	MIDCAP FUNDING I, LLC

7735 Old Georgetown Road, Suite 400	By: /s/ Joshua Groman
Bethesda, Maryland 20814 Attn: Portfolio Management- Life Sciences	Title: Managing Director

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date

NONE	N/A	N/A

EXHIBIT B

Patents

Description	Registration/ Application Number	Registration/ Application Date
SPECIFIC BINDING PROTEINS INCLUDING ANTIBODIES WHICH BIND TO THE NECROTIC CENTRE OF TUMOURS, AND USES THEREOF	6,827,925	12/07/2004

COMPOSITION AND METHOD FOR TREATING CANCER AND IMMUNOLOGICAL DISORDERS RESULTING IN CHRONIC CONDITIONS	6,255,291	07/03/2001

DETECTION OF NECROTIC MALIGNANT TISSUE AND ASSOCIATED THERAPY	6,071,491	06/06/2000

DETECTION OF NECROTIC MALIGNANT TISSUE AND ASSOCIATED THERAPY	6,017,514	01/25/2000

ANTIBODIES WITH REDUCED NET POSITIVE CHARGE	5,990,286	11/23/1999

DETECTION OF NECROTIC MALIGNANT TISSUE AND ASSOCIATED THERAPY	5,882,626	03/16/1999

METHOD OF DIAGNOSING BY DETERMINING FORMIC ACID TO NICOTINIC ACID RATIO	5,879,880	04/25/1997

MODIFIED ANTIBODIES	5,194,594	03/16/1993

DETECTION OF NECROTIC MALIGNANT TISSUE AND ASSOCIATED THERAPY	5,019,368	05/28/1991

CONSTRUCTS BINDING TO PHOSPHATIDYLSERINE AND THEIR USE IN DISEASE TREATMENT	11/339,392	01/24/2006

SPECIFIC BINDING PROTEINS INCLUDING ANTIBODIES WHICH BIND TO THE NECROTIC CENTRE OF TUMOURS, AND USES THEREOF	10/890,945	07/13/2004

METHODS AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	10/877,959	06/25/2004

COMBINED COMPOSITIONS FOR TUMOR VASCULATURE COAGULATION AND TREATMENT (Abandoned)	10/259,244	09/27/2002

COMBINED METHODS FOR TUMOR VASCULATURE COAGULATION AND TREATMENT (Abandoned)	10/259,236	09/27/2002

COMBINED METHODS FOR TUMOR VASCULATURE COAGULIGAND TREATMENT (Abandoned)	10/259,227	09/27/2002

COMBINED COMPOSITIONS FOR TUMOR VASCULATURE COAGULIGAND TREATMENT (Abandoned)	10/259,223	09/27/2002

Fc FUSION CONSTRUCTS BINDING TO PHOSPHATIDYLSERINE AND THEIR THERAPEUTIC USE	PCT/US06/002964	01/24/2006

Fc FUSION CONSTRUCTS BINDING TO PHOSPHATIDYLSERINE AND THEIR THERAPEUTIC USE	AU 2006206187	08/01/2007

Fc FUSION CONSTRUCTS BINDING TO PHOSPHATIDYLSERINE AND THEIR THERAPEUTIC USE	CA 2,591,914	06/20/2007

Fc FUSION CONSTRUCTS BINDING TO PHOSPHATIDYLSERINE AND THEIR THERAPEUTIC USE	CN 200680007064.8	09/04/2007

Fc FUSION CONSTRUCTS BINDING TO PHOSPHATIDYLSERINE AND THEIR THERAPEUTIC USE	EP 06719706.1	08/22/2007

Fc FUSION CONSTRUCTS BINDING TO PHOSPHATIDYLSERINE AND THEIR THERAPEUTIC USE	IL 184406	07/04/2007

Fc FUSION CONSTRUCTS BINDING TO PHOSPHATIDYLSERINE AND THEIR THERAPEUTIC USE	IN 5739/DELNP/2007	07/24/2007

Fc FUSION CONSTRUCTS BINDING TO PHOSPHATIDYLSERINE AND THEIR THERAPEUTIC USE	JP 2007-552418	07/23/2007

Fc FUSION CONSTRUCTS BINDING TO PHOSPHATIDYLSERINE AND THEIR THERAPEUTIC USE	NZ 556065	06/22/2007

Fc FUSION CONSTRUCTS BINDING TO PHOSPHATIDYLSERINE AND THEIR THERAPEUTIC USE	SG 200704601-4	06/20/2007

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	PCT/US04/020492	06/25/2004

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	AU 2004253924	11/25/2005

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	BE 1 638 989	07/30/2008

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	CA 2,527,054	11/24/2005

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	CH 1 638 989	07/30/2008

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	CN 200480017742.X	12/23/2005

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	DE 60 2004 015 454	07/30/2008

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	DN 1 638 989	07/30/2008

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	EP 2004785799	01/09/2006

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	EP 08010871.5	06/13/2008

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	FI 1 638 989	07/30/2008

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	FR 1 638 989	07/30/2008

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	GB 1 638 989	07/30/2008

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	HK 06109573.0	08/28/2006

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	IE 1 638 989	07/30/2008

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	IN 419/DELNP/2006	01/23/2006

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	NL 1 638 989	07/30/2008

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	NZ 543495	11/10/2005

METHOD AND APPARATUS FOR CONTINUOUS LARGE-SCALE RADIOLABELING OF PROTEINS	SE 1 638 989	07/30/2008

COMBINED COMPOSITIONS AND METHODS FOR TUMOR VASCULATURE COAGULATION AND TREATMENT	PCT/EP02/010913	09/27/2002

COMBINED COMPOSITIONS AND METHODS FOR TUMOR VASCULATURE COAGULATION AND TREATMENT	AU 2002362487	03/03/2004

COMBINED COMPOSITIONS AND METHODS FOR TUMOR VASCULATURE COAGULATION AND TREATMENT	CA 2461905	03/26/2004

COMBINED COMPOSITIONS AND METHODS FOR TUMOR VASCULATURE COAGULATION AND TREATMENT	EP 02800138.6	04/23/2004

COMBINED COMPOSITIONS AND METHODS FOR TUMOR VASCULATURE COAGULATION AND TREATMENT	HK 02800138.6	10/05/2004

COMBINED COMPOSITIONS AND METHODS FOR TUMOR VASCULATURE COAGULATION AND TREATMENT	NZ 532539	04/26/2004

COMBINED COMPOSITIONS AND METHODS FOR TUMOR VASCULATURE COAGULATION AND TREATMENT	MC 0 627 940	05/07/2003

COMBINED COMPOSITIONS AND METHODS FOR TUMOR VASCULATURE COAGULATION AND TREATMENT	NL 0 627 940	05/07/2003

COMBINED COMPOSITIONS AND METHODS FOR TUMOR VASCULATURE COAGULATION AND TREATMENT	PT 0 627 940	05/07/2003

COMBINED COMPOSITIONS AND METHODS FOR TUMOR VASCULATURE COAGULATION AND TREATMENT	SE 0 627 940	05/07/2003

SPECIFIC BINDING PROTEINS INCLUDING ANTIBODIES WHICH BIND TO THE NECROTIC CENTRE OF TUMOURS, AND USES THEREOF	AU 766564	07/02/1999

SPECIFIC BINDING PROTEINS INCLUDING ANTIBODIES WHICH BIND TO THE NECROTIC CENTRE OF TUMOURS, AND USES THEREOF	CA 2,336,114	07/02/1999

SPECIFIC BINDING PROTEINS INCLUDING ANTIBODIES WHICH BIND TO THE NECROTIC CENTRE OF TUMOURS, AND USES THEREOF	EP 1 092 028	07/02/1999

SPECIFIC BINDING PROTEINS INCLUDING ANTIBODIES WHICH BIND TO THE NECROTIC CENTRE OF TUMOURS, AND USES THEREOF	DN 1 092 028	07/02/1999

SPECIFIC BINDING PROTEINS INCLUDING ANTIBODIES WHICH BIND TO THE NECROTIC CENTRE OF TUMOURS, AND USES THEREOF	FR 1 092 028	07/02/1999

SPECIFIC BINDING PROTEINS INCLUDING ANTIBODIES WHICH BIND TO THE NECROTIC CENTRE OF TUMOURS, AND USES THEREOF	GB 1 092 028	07/02/1999

SPECIFIC BINDING PROTEINS INCLUDING ANTIBODIES WHICH BIND TO THE NECROTIC CENTRE OF TUMOURS, AND USES THEREOF	NL 1 092 028	07/02/1999

SPECIFIC BINDING PROTEINS INCLUDING ANTIBODIES WHICH BIND TO THE NECROTIC CENTRE OF TUMOURS, AND USES THEREOF	JP 2000-558212	07/02/1999

SPECIFIC BINDING PROTEINS INCLUDING ANTIBODIES WHICH BIND TO THE NECROTIC CENTRE OF TUMOURS, AND USES THEREOF	EP 0510644.2	05/17/2005

SPECIFIC BINDING PROTEINS INCLUDING ANTIBODIES WHICH BIND TO THE NECROTIC CENTRE OF TUMOURS, AND USES THEREOF (HONG KONG)	HK 06108478.8	7/2/1999

MODIFIED ANTIBODIES	EP 0 550 663	08/28/1991

MODIFIED ANTIBODIES	DN 0 550 663	08/28/1991

MODIFIED ANTIBODIES	FR 0 550 663	08/28/1991

MODIFIED ANTIBODIES	GB 0 550 663	08/28/1991

MODIFIED ANTIBODIES	IT 0 550 663	08/28/1991

MODIFIED ANTIBODIES	CH 0 550 663	08/28/1991

MODIFIED ANTIBODIES	CA 2,090,700	08/28/1991

MODIFIED ANTIBODIES	JP 3549525	08/28/1991

MODIFIED ANTIBODIES	JP 2004-13610	08/28/1991

MODIFIED ANTIBODIES	AU 649079	08/28/1991

ANTIBODIES WITH REDUCED NET POSITIVE CHARGE	EP 0 873 139	01/06/1997

ANTIBODIES WITH REDUCED NET POSITIVE CHARGE	AU 0 873 139	01/06/1997

ANTIBODIES WITH REDUCED NET POSITIVE CHARGE	CH 0 873 139	01/06/1997

ANTIBODIES WITH REDUCED NET POSITIVE CHARGE	DN 0 873 139	01/06/1997

ANTIBODIES WITH REDUCED NET POSITIVE CHARGE	ES 0 873 139	01/06/1997

ANTIBODIES WITH REDUCED NET POSITIVE CHARGE	FR 0 873 139	01/06/1997

ANTIBODIES WITH REDUCED NET POSITIVE CHARGE	GB 0 873 139	01/06/1997

ANTIBODIES WITH REDUCED NET POSITIVE CHARGE	IT 0 873 139	01/06/1997

ANTIBODIES WITH REDUCED NET POSITIVE CHARGE	RU 0 873 139	01/06/1997

ANTIBODIES WITH REDUCED NET POSITIVE CHARGE	AU 730388	01/06/1997

ANTIBODIES WITH REDUCED NET POSITIVE CHARGE	CA 2242750	01/06/1997

ANTIBODIES WITH REDUCED NET POSITIVE CHARGE	JP 525384/1997	01/06/1997

ANTIBODIES WITH REDUCED NET POSITIVE CHARGE	KR 485240	01/06/1997

ANTIBODIES WITH REDUCED NET POSITIVE CHARGE	MX 985565	01/06/1997

EXHIBIT C

Trademarks

Description	Registration/ Application Number	Registration/ Application Date
AVID BIOSERVICES, INC. (Registered)	3,362,424	01/01/2008
AVID BIOSERVICES (Registered)	3,348,388	12/04/2007
COTARA (Registered)	2,817,648	02/24/2004

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date